EXHIBIT 32

Certification of the Chief Executive Officer and

the Chief Financial Officer Pursuant

to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

I, S. Scott Harding, Chief Executive Officer of ADVO, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a)	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 25, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2005	By:	/s/ S. SCOTT HARDING
S. Scott Harding
Chief Executive Officer

I, Jeffrey E. Epstein, Executive Vice President and Chief Financial Officer of ADVO, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a)	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 25, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2005	By:	/s/ JEFFREY E. EPSTEIN
Jeffrey E. Epstein
Executive Vice President and
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.